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                                                                       EXHIBIT 5

                             NAI TECHNOLOGIES, INC.

                           PLACEMENT AGENCY AGREEMENT

                                                         As of December 15, 1995

Commonwealth Associates
733 Third Avenue
New York, New York 10017

Attention:   Mr. Keith M. Rosenbloom
               Vice President - Corporate Finance

Gentlemen:

         NAI Technologies, Inc., a New York corporation (the "Company"), proposes to offer for sale to "accredited investors," in a private placement, up to 9,200 units (the "Units") for a purchase price of $1,000 per Unit. Each Unit consists of (i) $1,000 principal amount of the Company's 12% Convertible Subordinated Promissory Notes due 2001 (the "Notes"), convertible at the option of the holder at any time into 500 shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), and (ii) a warrant (the "Warrant") to purchase 250 shares of Common Stock at an exercise price of $2.50 per share (subject to adjustment in certain events) from the date issuance until February 15, 2002. The Units will be offered pursuant to those terms and conditions acceptable to you as reflected in the Confidential Private Placement Memorandum, dated December 15, 1995, as supplemented (the "Memorandum"). The Units will be offered on a "best efforts, 6,000 Units-or-none" basis and after 6,000 Units have been sold, the remaining Units will be sold on a "best efforts" basis pursuant to the Memorandum and related documents in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder.

         Commonwealth Associates is sometimes referred to herein as the "Placement Agent." The Memorandum, as it may be amended or supplemented from time to time, the form of proposed subscription agreement between the Company and each subscriber (the "Subscription Agreement") and the other exhibits which are part of the Memorandum and/or the Subscription Agreement are collectively referred to herein as the "Offering Documents."

         The Company will prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to counsel to the Placement Agent.


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         Each   prospective   investor   subscribing   to   purchase   Units  (a
"Subscriber") will be required to deliver, among other things, a Subscription Agreement and an offeree questionnaire (a "Questionnaire") in the form to be provided to offerees.

         1. Appointment of Placement Agent.

         (a) You are hereby appointed exclusive Placement Agent of the Company during the Offering Period herein specified for the purposes of assisting the Company in finding qualified Subscribers pursuant to the offering (the "Offering") described in the Offering Documents. The Offering Period shall commence on the day the Offering Documents are first made available to the Placement Agent by the Company for delivery in connection with the Offering for sale of the Units and shall continue until the earlier to occur of (i) the sale of all of the Units or (ii) February 15, 1996 (unless extended until a date not later than 30 days thereafter under the circumstances specified in the Memorandum). The day that the Offering Period terminates is hereinafter referred to as the "Termination Date."

         (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell the Units. Your agency hereunder is not terminable by the Company except upon termination of the Offering Period.

         (c) Subscriptions for Units shall be evidenced by the execution by Subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until the Closing (as such term is defined in Section 4(b) hereof), all subscription funds received shall be held as described in the Subscription Agreement and in Section 4(a) hereof. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check delivered by any prospective investor in payment for Units.

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to the Placement Agent as follows:

          (a) Securities Law Compliance. The Offering Documents conform in all respects with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors." The Offering Documents, when read together as of their respective dates, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the Termination Date or other

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     termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent deems necessary to comply with applicable state and federal law.

          (b) Organization. Each of the Company and Codar, Systems, Lynwood and Wilcom (as such terms are defined in the Memorandum) is a corporation duly organized, validly existing and in good standing under the laws of its respective state or jurisdiction of incorporation and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

          (c) Capitalization. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Memorandum. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any shareholder of the Company. All prior sales of securities of the Company were either registered under the Securities Act and applicable state securities laws or exempt from such registration.

          (d) Warrants, Preemptive Rights, etc. Except for the Notes, the Warrants, the warrants to purchase shares of Common Stock to be issued to the Placement Agent or its designees in consideration for acting as Placement Agent hereunder (the "Agent's Warrants") and except as set forth in the Memorandum, including the exhibits thereto, there are not, nor will there be immediately after the Closing, any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Memorandum.

          (e) Subsidiaries and Investments. Except as stated in the Memorandum and for Arathon V.I., Inc., the Company has no subsidiaries and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.


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          (f) Financial  Statements.  The financial information contained in the
     Offering Documents is accurate in all material respects (such financial statements included as part of the Offering Documents are hereinafter referred to collectively as the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted
     accounting   principles   consistently   applied  and  show  all   material
     liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

          (g) SEC Documents. The Company has furnished the Placement Agent with true and complete copies of all documents that the Company has filed with the Commission since January 1, 1995 (the "SEC Documents"). As of their respective filing dates, except as amended by filings with the Commission, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by the rules and regulations of the Commission) and fairly present the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and changes in its financial position for the periods then ended (subject, in the case of unaudited statements, to normal recurring audit adjustments, provided that the notes and accounts receivable are collectible in the amounts shown less any reserve shown thereon and inventories are not subject to write-down, except in either case in an amount not material). The information contained in this Agreement and the SEC Documents is true, complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

          (h) Absence of Changes. Except as stated in the Memorandum, since January 1, 1995, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any


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     litigation  which if  adversely  determined  would have a material  adverse affect, whether or not in the ordinary course of business.

          (i) Title. Except as set forth in the Memorandum, the Company has good and marketable title to all properties and assets, owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as now conducted and to be conducted, as presently planned.

          (j) Patents, Trademarks, etc. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used or proposed to be used in the conduct of its business as described in the Memorandum (collectively, "Proprietary Rights"). The Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which could form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or proposed to be used or offered by the Company infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Company's Proprietary Rights.

          (k) Litigation. Except as set forth in the Memorandum under "Business -- Legal Proceedings," there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company), the adverse outcome of which could materially adversely affect the Company's business. The Company is not subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company's business or prospects.

          (l) Nondefaults; Noncontravention. The Company is not in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents or consummation of the transactions contemplated herein or therein (except for the written consent of the Bank Lenders) result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Restated Certificate of Incorporation


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     or its By-laws, (ii) under any indenture, mortgage, deed of trust, material contract, material purchase order or other material agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (iii) with respect to any material order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business of the Company.

          (m) Taxes. The Company has filed all federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued. The tax returns of the Company are not currently being audited by any state, local or federal authorities, except for the federal tax returns relating to NAI for the fiscal year ended December 31, 1994 and Codar Technology, Inc. (or its predecessor) for the fiscal year ended October 14, 1993. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

          (n) Compliance with Laws; Licenses, etc. The Company has not received notice of any violation of or noncompliance with any federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company. The Company has all licenses and permits and other governmental certificates, authorizations and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any thereof.

          (o) Authorization of Agreement, etc. This Agreement has been duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement and the Subscription Agreement and other Offering Documents have been duly authorized by all requisite corporate action by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

          (p) Authorization of Units. The issuance, sale and delivery of the Units, the Notes, the Warrants and the Agent's Warrants have been duly authorized by all requisite corporate action of the Company and, when so issued, paid for and delivered, the Warrants will be validly issued, fully paid and nonassessable and, will not be subject to


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     preemptive or any other similar rights of the  shareholders  of the Company or others which rights shall not have been waived prior to the Closing.

          (q) Authorization of Reserved Shares. The issuance, sale and delivery by the Company of the shares of Common Stock reserved for issuance upon conversion of the Notes and exercise of the Warrants and the Agent's Warrants (the "Reserved Shares") have been duly authorized by all requisite corporate action of the Company, subject to shareholder approval at the Company's Special Meeting of Shareholders to be held on February 1, 1996, and, subject to the foregoing and the filing of the Charter Amendment with the Department of State of the State of New York, the Reserved Shares have been duly reserved for issuance upon conversion of the Notes and exercise of the Warrants and the Agent's Warrants and when so issued, sold, paid for and delivered, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the Closing.

          (r) Exemption from Registration. Assuming (i) the accuracy of the information provided by the respective Subscribers in the Subscription Documents and the other Offering Documents and (ii) that the Placement Agent has complied in all material respects with the provisions of Rule 502(c) of Regulation D promulgated under the Securities Act, the offer and sale of the Units pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder.

          (s) Registration Rights. Except with respect to holders of the Units and the Agent's Warrants and as stated in the Memorandum, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (t) Brokers. Neither the Company nor any of its officers, directors, employees or shareholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

          (u) Title to Units. When certificates representing the Reserved Shares shall have been duly delivered to the purchasers and payment shall have been made therefor (assuming such purchasers are bona fide purchasers within the meaning of the Uniform Commercial Code), the several purchasers shall have marketable title to the Reserved Shares free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising from or through the acts of the purchasers and except as arising from applicable federal and state securities laws), and the Company shall have paid all transfer taxes, if any, in respect of the original issuance thereof.

          (v) Right of First Refusal. Except for the right of first refusal to be granted to the Placement Agent, no person, firm or other business entity is a party to any


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     agreement, contract or understanding, written or oral, entitling such party to a right of first refusal with respect to the offer or sale of any equity or debt securities by the Company.

          (w) Solvency. The Company's assets currently exceed its liabilities.

         3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants to the Company as follows:

          (a) This Agreement has been duly authorized, executed and delivered by the Placement Agent and is a valid and binding agreement on its part, enforceable against the Placement Agent in accordance with its terms.

          (b) The Placement Agent is duly registered pursuant to the provisions of the Exchange Act, as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and is duly registered as a broker-dealer in those states in which it is required to be so registered in order to carry out the Offering contemplated by the Memorandum.

         4. Escrow; Closing; Placement and Fees.

         (a) Escrow Account. Funds received from the sale of the Units will be deposited by the Placement Agent with Citibank, N.A., as escrow agent (the "Escrow Agent"), and held by the Escrow Agent in trust for the investors until the Placement Agent is required to deliver the funds to the Company or return the funds to the investors upon termination of the Offering or upon instruction from the Company. All funds held in escrow will bear interest at 12% per annum.

         (b) Closing. Provided the minimum number of Units shall have been subscribed for in the Offering and funds representing the sale thereof shall have cleared, a closing (the "Closing") shall take place at the offices of counsel to the Placement Agent, Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, Citicorp Center, 153 East 53rd Street, 35th Floor, New York, New York 10022, within ten (10) days following the Termination Date (which date may be accelerated or adjourned by agreement between the Company and the Placement Agent). At the Closing, payment for the Units issued and sold by the Company shall be made against delivery of the Notes and the Warrants comprising such Units. In addition, one or more subsequent closings (if applicable) may be scheduled at the discretion of the Company and the Placement Agent.

         (c) Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:


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          (i) Due Qualification or Exemption.  (A) The Offering  contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 5(d) not later than the Closing Date, and (B) at the Closing Date no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

          (ii) No Material Misstatements. The Placement Agent will not have notified the Company that the Blue Sky qualification materials or the Memorandum, or any supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iii) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder in all material respects at or prior to the Closing Date.

          (iv) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's Board of Directors, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the Offering contemplated hereby.

          (v) Opinion of Corporate Counsel. The Placement Agent shall receive the opinion of Whitman Breed Abbott & Morgan, special counsel to the Company, dated the Closing(s), substantially as set forth in Exhibit A attached hereto.

          (vi) Opinion of Intellectual Property Counsel. The Placement Agent shall receive the opinion of Dilworth & Barrese, special intellectual property counsel to the Company, dated the Closing(s), with respect to certain intellectual property matters, in form and substance reasonably satisfactory to the Placement Agent.

          (vii) Officers' Certificate. The Placement Agent shall receive a certificate of the Company, signed by the Chief Executive Officer and Chief Financial Officer thereof, that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects at such Closing with the same effect as though expressly made at such Closing and that the Company has performed in all material respects all agreements and covenants and complied in all material respects with all conditions contained in this Agreement, the Notes, the Warrants and the other Offering Documents to be so performed at such Closing.

          (viii) Secretary's Certificate. The Placement Agent shall receive a certificate of the Secretary or Assistant Secretary of the Company certifying as to (i) the Restated Certificate of Incorporation of the Company and any amendments thereto, (ii) the Bylaws of the Company, and
     (iii) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the Notes, the Warrants and the other Offering Documents.

          (ix) Comfort Letter. The Placement Agent shall be provided by the independent auditors for the Company a letter substantially in the form provided by such auditors on December 18, 1995 confirming such matters as the Placement Agent may reasonably request.

          (x) Bank Restructuring; Holmes Investment. The Placement Agent shall receive evidence satisfactory to the Placement Agent that (a) the Company has entered into an amendment to its existing bank credit agreement substantially on the terms set forth in the term sheet previously provided to the Placement Agent, (b) Charles S. Holmes has purchased 2,000 Units in the Offering, and (c) C. Shelton James has purchased up to 1,000 Units in the Offering.

         (d) Placement Fee and Expenses. Simultaneously with payment for and delivery of the Units at each Closing as provided in Section 4(b) above, the Company shall at such Closing pay to the Placement Agent a commission equal to eight percent (8%) of the aggregate purchase price of the Units sold. The Company will, at each Closing, issue to the Placement Agent or the designees warrants in the form annexed hereto as Exhibit B (the "Agent's Warrants") to purchase such number of shares of Common Stock equal to 10% of the principal amount of the Notes sold in the Offering (for example, 800,000 shares if 8,000 Units are sold). The Agent's Warrants will be exercisable from the date of issuance until February 15, 2002. The Placement Agent may sell the Units through other broker-dealers which are registered with the National Association of Securities Dealers, Inc. and may reallow all or any part of its commission and Placement Agent's Warrants with respect to such sales. Simultaneously with each Closing of the Offering or on the Termination Date, the Company shall (i) pay the Placement Agent an accountable expense allowance, not to exceed $200,000 in the aggregate; and (ii) pay all expenses (including reasonable legal fees) in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate.

         (e) Bring-Down Opinions and Certificates. If there is more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated opinions and certificates as described in subsections (v) and (vi) of Section 4(c) above, respectively.

         (f) No Adverse Changes. There shall not have occurred, at any time prior to the Closing or, if applicable, any additional Closing, (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's reasonable opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq Stock Market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, financial condition or prospects of the Company; or (viii) any change in the market for securities in general or in political, financial or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the Offering or the sale and delivery of the Units.

         (g) Right of First Refusal. During the period from the initial Closing of this Offering through December 31, 2000, the Placement Agent shall have the right of first refusal (the "Right of First Refusal") to purchase for its own account or act as underwriter or placement agent for any and all public or private offerings of the securities of the Company, or any successor to or subsidiary of the Company (collectively referred to herein as the "Company") (a "Subsequent Company Offering") and the Placement Agent shall also have the right of first refusal to serve as the Company's investment banker with respect to any potential acquisition, merger, divestiture, strategic planning or other similar activity (a "Business Combination"), but only if the terms offered by the Placement Agent are comparable to those then being offered by other investment banking firms to similarly-situated companies. Accordingly, if during such period the Company intends to make a Subsequent Company Offering or the Company intends to engage in any Business Combination, the Company shall notify the Placement Agent in writing of such intention of a Subsequent Company Offering or Business Combination. The Company shall thereafter promptly furnish the Placement Agent with such information concerning the business, condition and prospects of the Company as the Placement Agent may reasonably request. The Placement Agent shall within twenty (20) business days after the receipt of such notice of intention, provide the Company with the proposed terms by which it would serve as underwriter, placement agent or investment banker, as the case may be, in the Subsequent Company Offering or Business Combination. In no event shall the Company accept any proposal from any other underwriter, placement agent or investment banker that is modified in any material respect from the terms provided by the Placement Agent to the Company within six months after the end of such 20 business days, and the Placement Agent's preferential right shall be reinstated and the same procedure with respect to such modified proposal as provided above shall be adopted with respect thereto. The failure by the Placement Agent to exercise its Right of First Refusal in any particular instance shall not affect in any way such right with respect to any other Subsequent Company Offering or Business Combination.

         5. Covenants of the Company.

         (a) Use of Proceeds. The net proceeds of the Offering will be used by the Company as set forth in the Memorandum. The Company shall not use any of the proceeds from the Offering to repay any indebtedness to any executive officers, directors (other than the payment of interest to Charles S. Holmes and C. Shelton James pursuant to the Company's subordinated notes held by them) or principal shareholders of the Company.

         (b) Expenses of Offering. The Company shall be responsible for, and shall bear all expenses directly incurred in connection with, the proposed Offering including, but not limited to, legal fees of its counsel relating to the costs of preparing the Offering Documents and all amendments, supplements and exhibits thereto; preparing and delivering all Placement Agent and selling documents, including, but not limited to, this Agreement with the Placement Agent and the Blue Sky memorandum; the Notes, the Warrants and the Reserved Share certificates; Blue Sky fees and filing fees and the fees and disbursements of counsel in connection with Blue Sky matters. Such expenses shall not include the cost of the Placement Agent's mailing, telephone, telegraph, travel, due diligence meetings and other similar expenses and reasonable legal fees of counsel to the Placement Agent (including work on certain of the matters described above) which are covered by the accountable expense allowance payable by the Company to the Placement Agent.

         (c) Termination Fee. In the event that an initial Closing of this Offering shall not be consummated, due to a breach by the Placement Agent of its representations contained in this Agreement, prior to the later of (i) January 31, 1996 or (ii) seventy (70) days after the receipt of the Memorandum, or as extended for an additional thirty (30) days as specified in the Memorandum, the Company and the Placement Agent shall be released from any and all commitments and obligations hereunder, except that the Company shall, nevertheless, promptly upon demand reimburse the Placement Agent for its accountable expenses incurred in connection with this Offering (such as travel expenses and expenses incurred in due diligence investigations), including, without limitation, the reasonable fees and disbursements of the Placement Agent's counsel for services rendered. If this Offering shall not be consummated because the Company for any reason is unable or unwilling to complete or otherwise determines not to proceed with this Offering (including the failure of the Company's shareholders to authorize and issue the appropriate number of shares of Common Stock and the possible change in control resulting therefrom to effect the transactions contemplated herein), or if the Company prevents the completion of this Offering prior to the initial Closing because the Company breaches any representation, covenant or warranty contained herein or for any other reason, the Company shall promptly upon demand reimburse the Placement Agent for its accountable expenses incurred in connection with this Offering (such as travel expenses and expenses incurred in due diligence investigations), including, without limitation, the reasonable fees and disbursements of the Placement Agent's counsel for services rendered, together with a minimum of $250,000 to compensate the Placement Agent for the efforts of its investment bankers and staff in connection with this Offering. In no event, however, will the total amount due to the Placement Agent exceed $400,000 in the aggregate. If this Offering shall not be consummated for any reason (other than solely because the Placement Agent breached any of its representations contained in this Agreement) and the Company at any time prior to December 31, 1996 engages in any merger or business combination with any other entity, or sells control or all or substantially all of the assets of the Company, or engages in a financing other than through the Placement Agent, the Company shall pay the Placement Agent the maximum amount set forth in the preceding sentence.

         (d) Reservation of Capital Stock. The Company shall reserve and keep available the maximum number of its authorized but unissued shares of Common Stock which are issuable upon conversion of the Notes and exercise of the Warrants and the Agent's Warrants.

         (e) Representation on the Board of Directors. The investors in this Offering shall have the right, for a period from the initial Closing through December 31, 2001, to designate up to three (3) persons reasonably acceptable to the Company to be members of the Board of Directors of the Company, including two (2) persons designated by Charles S. Holmes (including himself) and one (1) person designated by C. Shelton James. The Company shall cause such number of directors currently serving on the Board of Directors to resign as directors on or reasonably promptly after the initial Closing of the Offering in order for the investors' designees to fill their vacancies. The Board of Directors shall consist of not more than seven (7) directors, except as otherwise required by the Restated Certificate of Incorporation of the Company. In addition, until the earlier of December 31, 2001 or Winfield Capital Corp. ("Winfield") is no longer a holder of any of the Company's securities, one (1) representative of Winfield, as a non-voting "visitor," shall have the right to receive notice of and to attend (at his or her own expense) all regular and special meetings of the Board of Directors (whether the meeting is held in person or by means of conference telephone or similar communications equipment), subject to such representative entering into a non-disclosure agreement in form customary for such situations. The Company agrees that it shall hold "in person" directors' meetings no less frequently than quarterly. The Company agrees to indemnify and hold the investors' designees harmless against any and all claims, actions, awards and judgments arising solely out of the attendance and participation by them at any such meetings described herein, in accordance with the Company's Restated Certificate of Incorporation and By-laws or as otherwise accorded to other directors of the Company. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it agrees, if possible, to include the investors' designees as insured under such policy.

         (f) Notification. The Company shall notify the Placement Agent immediately, and in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the final Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Units, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and the Placement Agent so requests, to obtain the lifting thereof as promptly as possible.

         (g) Blue Sky. The Company will use its best efforts to qualify or register the Units for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "Blue Sky" laws of such jurisdictions as the Placement Agent may reasonably request; provided, however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified; and provided, further, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (g), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction (except pursuant to the Uniform Consent to Service of Process on Form U-1 or such other similar form as may be required in any jurisdiction). The Company will not consummate any sale of Units in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

         (h) Form D Filing. The Company shall file five copies of a Notice of Sales of Securities on Form D with the Commission no later than 15 days after the first sale of the Units. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

         (i) Press Releases, etc. The Company shall not, during the period commencing on the date hereof and ending on the later of the final Closing and the Termination Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, or unless otherwise required by law.

         (j) Restrictions on Issuance of Securities. Prior to the Closing Date, the Company will not, without the prior written consent of the Placement Agent, issue additional shares of capital stock or grant any warrants, options or other securities of the Company, other than pursuant to the exercise of outstanding stock options or to Charles S. Holmes or C. Shelton James.

         (k) Introduction Fee. During the two-year period following the date of the final Closing, the Company shall pay to the Placement Agent five percent (5%) of the gross amount of any securities purchased of, funds loaned to or assets transferred to, the Company by any party introduced to the Company by the Placement Agent; and, in the event that a party introduced by the Placement Agent receives securities in exchange for any services rendered or assets transferred to the Company, the Company will issue to the Placement Agent the same securities in the amount of five percent (5%) of the securities issued to such other party. Furthermore, in the event any party introduced by the Placement Agent purchases the shares of capital stock of or all or substantially all of the assets of or merges with or into the Company, during the two-year period following the date of the final Closing, the Placement Agent will receive five percent (5%) of the gross consideration to the Company or its shareholders. This fee excludes capital raised from the conversion of the Notes and exercise of the Warrants contemplated herein. In the event that the Placement Agent is engaged by the Company under the conditions of Section 4(h) hereof to perform the same services as indicated in this Section 5(k), the Placement Agent will be entitled to the greater of the two fees called for by Section 4(h) and this
Section 5(k).

         6. Covenants of the Placement Agent.

         (a) The Placement Agent shall offer and sell the Units only to "accredited investors," as that term is defined in Rule 501(a) promulgated under the Securities Act.

         (b) The Placement Agent agrees not to engage in any activities in connection with the offer of the Units in any state (i) in which the Units are not qualified for sale or exempt from qualification under the applicable securities or blue sky laws thereof; (ii) in which the Placement Agent may not lawfully so engage or (iii) in which it is not a registered broker-dealer.

         (c) The Placement Agent will use its best efforts to offer the Units in compliance with the requirements of Regulation D.

         7. Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Placement Agent and its officers, directors, employees and agents, and each person, if any, who controls the Placement Agent as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld or delayed); and

          (iii) against any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and to reimburse the Placement Agent and its officers, directors, employees and agents, and each person, if any, who controls the Placement Agent, for reasonable legal and related expenses as incurred, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above; provided, however, that the foregoing indemnification provided in paragraphs (i), (ii) and (iii) of this Section 7(a) shall not apply to any loss, liability, claim, damage or expense arising out of any information with respect to the Placement Agent or Lead Investor (as referred to in the Memorandum) contained in the Offering Documents in reliance upon written information furnished by the Placement Agent.

         (b) The Company agrees to indemnify and hold harmless the Placement Agent and its officers, directors, employees and agents, and each person, if any, who controls the Placement Agent, to the same extent as the foregoing indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act, or the securities or Blue Sky laws of any state on account of a breach of any of the representations, warranties or agreements set forth in Section 2 hereof.

         (c) The Placement Agent agrees to indemnify and hold harmless the Company, each director, officer, employee or agent of the Company, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent in Sections 7(a) and 7(b) above, but only with respect to statements or omissions, if any, made in the Memorandum, or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company as stated in this Section 7(c) with respect to the Placement Agent expressly for inclusion in the Memorandum, or any amendment or supplement thereto, or in any application, as the case may be; provided, however, that the obligation of the Placement Agent to provide indemnity under the provisions of this Section 7(c) shall be limited to the amount which represents the product of the number of Units sold by the Placement Agent in the Offering and the purchase price per Unit set forth on the cover page of the Memorandum. For all purposes of this Agreement, the statements set forth under the headings "Investor Suitability Standards" and "Terms of the Offering--Placement Agent's Compensation" and "--Subscription Procedures" in the Memorandum constitute the only information furnished in writing by or on behalf of the Placement Agent expressly for inclusion in the Memorandum, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on the Memorandum, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 7(c), the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Sections 7(a) and 7(b) above.

         (d) Promptly after receipt by a person entitled to indemnification pursuant to the foregoing subsection (a), (b) or (c) (an "indemnified party") under this Section

7 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the other party (an "indemnifying party") under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section 7. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or
(ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the Company and, in the judgment of the indemnified party, it is advisable for the indemnified party or parties to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties). No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to the indemnified party.

         8. Contribution.

         (a) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the indemnifying party (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the indemnifying party, or any controlling person of the indemnifying party), on the one hand, and the indemnified party (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are

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appropriate to reflect the relative benefits received by the indemnifying party, on the one  hand,  and the  indemnified  party,  on the  other  hand;  provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the indemnifying party and the indemnified party in connection with the facts which resulted in
such  losses,   liabilities,   claims,  damages,  and  expenses  shall  also  be
considered. In no case shall the indemnified party be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4 hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the indemnified party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the indemnified party, shall have the same rights to contribution as the indemnified party, and each person, if any, who controls the indemnifying party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the indemnifying party, shall have the same rights to contribution as the indemnifying party, subject in each case to the provisions of this Section 8. Anything in this Section 8 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

         9. Miscellaneous.

         (a) Survival. Any termination of the Offering without consummation thereof shall be without obligation on the part of any party except the payment of certain fees and expenses pursuant to Sections 5(b) and 5(c) hereof, the indemnification provisions provided in Section 7 hereof and the contribution provided in Section 8 hereof shall survive any termination and that specifically the provisions contained in Section 7 regarding indemnification and Section 8 regarding contribution shall survive the Closing for a period of five years.

         (b) Representations, Warranties and Covenants to Survive Delivery. The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company as of the date hereof shall survive execution of this Agreement and delivery of the Units and the termination of this Agreement.

         (c) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder. This Agreement may not be assigned without the prior written consent of the parties hereto.

         (d) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions.


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         (e) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

         (f) Notices. Any communications specifically required hereunder to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Commonwealth Associates, 733 Third Avenue, New York, New York 10017, Attention: Mr. Keith M. Rosenbloom, Vice President - Corporate Finance, with a copy to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention: Spencer G. Feldman, Esq., and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 2405 Trade Centre Avenue, Longmont, Colorado 80503, Attention: Mr. Robert A. Carlson, Chairman and Chief Executive Officer, with a copy to Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166, Attention: David F. Kroenlein, Esq.

         (g) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior letters of intent, agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.


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         If you find the  foregoing  is in  accordance  with our  understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                             Very truly yours,

                                             NAI TECHNOLOGIES, INC.

                                             By: /s/   RICHARD A. SCHNEIDER
                                                --------------------------------
                                                  Richard A. Schneider
                                                  Executive Vice President,
                                                  Treasurer and Secretary

AGREED:

COMMONWEALTH ASSOCIATES

By: /s/     MICHAEL R. LYALL
   ---------------------------------
     Michael R. Lyall
     Managing Director



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